EXHIBIT 99.1


                              [REGISTER.COM LOGO]




                    REGISTER.COM ANNOUNCES SALE OF COMPANY TO
                       VECTOR CAPITAL FOR $7.81 PER SHARE

                TRANSACTION VALUED AT APPROXIMATELY $200 MILLION

NEW YORK, NY -- August 9, 2005 - Register.com, Inc. (NASDAQ: RCOM) today announced that the Company has signed a definitive merger agreement to be acquired by Vector Capital Corporation, a San Francisco-based private equity firm. The all-cash deal is subject to stockholder approval and other customary conditions, but is not subject to any financing contingencies.

Under the terms of the agreement, Register.com stockholders will receive $7.81 in cash for each share of Register.com common stock. The fully diluted equity value of the transaction is approximately $200 million. On June 10, 2005, the Company received an acquisition proposal from RCM Acquisition Co. LLC to purchase the Company for $7.10 per share in cash, which offer was rejected as inadequate. RCM is affiliated with James A. Mitarotonda, a member of Register.com's Board of Directors. The transaction with Vector is the result of the Company's extensive sale process, commenced on June 20, 2005.

The per share cash consideration to be paid by Vector represents a 21% premium over the closing price of Register.com's stock on June 8, 2005, the last trading day before RCM publicly disclosed its indication of interest with respect to the Company, and an approximate 18% premium over the average closing price for the last 90 trading days ending yesterday.

Register.com's Board of Directors has approved the transaction and the merger agreement and recommends that Register.com's stockholders approve the merger agreement. "We are very pleased with this transaction," said Mitchell I. Quain, Chairman of the Board of Directors of Register.com. "We ran a full process in order to maximize stockholder value. The Company explored the interest of a number of different potential parties and the Board is confident that this deal is fair and in the best interests of Register.com and its stockholders."

"What most attracted us to Register.com is its impressive customer base, talented employees, award-winning customer service and well-known brand," commented Alex Slusky, Managing Partner of Vector Capital. "In the coming months and years, we look forward to introducing additional high-value products and services to our small business and large enterprise customers."

"Vector Capital correctly recognized the great opportunity of owning one of the internet's premier brands," said David L. Moore, Interim Chief Executive Officer of Register.com. "Register.com's shareholders are receiving an attractive price, and Register.com's customers and employees will be in good hands under Vector's stewardship."

The transaction is expected to close in the fourth quarter of 2005 and is subject to Register.com stockholder approval, and customary conditions and regulatory approval. Following the submission of preliminary proxy materials to the Securities and Exchange Commission, the Company will schedule the date of a special meeting of stockholders to vote on the transaction. Register.com has postponed its 2005 Annual Meeting of Stockholders, previously set for September 8th.

Credit Suisse First Boston acted as financial advisor and Wachtell, Lipton, Rosen & Katz and Kronish Lieb Weiner and Hellman LLP acted as legal advisors to Register.com in connection with the transaction. O'Melveny & Myers LLP acted as legal advisor to Vector Capital.


ABOUT REGISTER.COM
Register.com, Inc. (www.register.com) is a leading provider of global domain name registration and Internet services for businesses and consumers that wish to have a unique address and branded identity on the Internet. With over approximately 2.9 million domain names under management, Register.com has built a brand based on quality domain name management services for small and medium sized businesses, large corporations, as well as ISPs, telcos and other online businesses. The Company was founded in 1994 and is based in New York.

                                      # # #

ABOUT VECTOR CAPITAL
Vector Capital is a private equity boutique specializing in spinouts, buyouts and recapitalizations of established technology businesses. Vector identifies and pursues these complex investments in both the public and private markets. Such opportunities are typically underserved by traditional buyout and venture capital firms. Vector actively partners with management teams to devise and execute new financial and business strategies that materially improve the competitive standing of these businesses and enhance their value for employees, customers and shareholders. Among Vector's other portfolio companies are Savi Technology, LANDesk Software, Corel Corporation and WinZip Computing. Additional information about Vector can be found at www.vectorcapital.com.

                                      # # #


                           FORWARD-LOOKING STATEMENTS

"SAFE HARBOR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: STATEMENTS IN THIS ANNOUNCEMENT OTHER THAN HISTORICAL DATA AND INFORMATION CONSTITUTE FORWARD-LOOKING STATEMENTS, AND INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE STATED OR IMPLIED BY SUCH FORWARD-LOOKING STATEMENTS. THE WORDS "BELIEVE," "EXPECT," "INTEND," "ESTIMATE," "ASSUME" AND "ANTICIPATE," VARIATIONS OF SUCH WORDS AND SIMILAR EXPRESSIONS IDENTIFY FORWARD-LOOKING STATEMENTS, BUT THEIR ABSENCE DOES NOT MEAN THAT A STATEMENT IS NOT FORWARD-LOOKING. THE DISCUSSION OF SUCH MATTERS AND SUBJECT AREAS IS QUALIFIED BY THE INHERENT RISKS AND UNCERTAINTIES SURROUNDING FUTURE EXPECTATIONS GENERALLY, AND ALSO MAY MATERIALLY DIFFER FROM THE COMPANY'S ACTUAL FUTURE EXPERIENCE INVOLVING ANY ONE OR MORE OF SUCH MATTERS AND SUBJECT AREAS. OTHER POTENTIAL RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THOSE DESCRIBED HEREIN INCLUDE, AMONG OTHERS, UNCERTAINTY OF FUTURE REVENUE AND PROFITABILITY FROM EXISTING BUSINESSES, INCREASING COMPETITION ACROSS ALL SEGMENTS OF THE DOMAIN NAME REGISTRATION BUSINESS, RISKS ASSOCIATED WITH HIGH LEVELS OF CREDIT CARD CHARGEBACKS AND REFUNDS, UNCERTAINTY REGARDING THE INTRODUCTION AND SUCCESS OF NEW TOP LEVEL DOMAINS, CUSTOMER ACCEPTANCE OF NEW PRODUCTS AND SERVICES OFFERED IN ADDITION TO, OR AS ENHANCEMENTS OF OUR REGISTRATION SERVICES, UNCERTAINTY OF REGULATIONS RELATED TO THE DOMAIN REGISTRATION BUSINESS AND THE INTERNET GENERALLY, THE RATE OF GROWTH OF THE INTERNET AND DOMAIN NAME INDUSTRY, RISKS ASSOCIATED WITH ANY EXTRAORDINARY TRANSACTIONS WE MAY PURSUE, UNCERTAINTY REGARDING OUR IDENTIFIED MATERIAL WEAKNESSES AND THE POTENTIAL IDENTIFICATION OF ADDITIONAL CONTROL DEFICIENCIES AS MATERIAL WEAKNESSES AND UNCERTAINTY REGARDING OUR ABILITY TO COMPLY WITH NASDAQ LISTING REQUIREMENTS. WE MAY NOT BE ABLE TO COMPLETE THE PROPOSED TRANSACTION ON THE TERMS SUMMARIZED ABOVE OR OTHER ACCEPTABLE TERMS, OR AT ALL, DUE TO A NUMBER OF FACTORS, INCLUDING THE FAILURE TO OBTAIN APPROVAL OF OUR STOCKHOLDERS, REGULATORY APPROVALS OR TO SATISFY OTHER CUSTOMARY CLOSING CONDITIONS. THE FACTORS DESCRIBED IN THIS PARAGRAPH AND OTHER FACTORS THAT MAY AFFECT OUR BUSINESS OR FUTURE FINANCIAL RESULTS ARE DETAILED IN OUR FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, INCLUDING THE COMPANY'S ANNUAL REPORT ON FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2005. THIS DOCUMENT SPEAKS ONLY AS OF ITS DATE, AND THE COMPANY DISCLAIMS ANY RESPONSIBILITY TO UPDATE THE INFORMATION HEREIN.

                   ADDITIONAL INFORMATION AND WHERE TO FIND IT

 IN CONNECTION WITH MERGER, REGISTER.COM, INC. WILL FILE A PROXY STATEMENT AND OTHER MATERIALS WITH THE SECURITIES AND EXCHANGE COMMISSION. WE URGE INVESTORS TO READ THE PROXY STATEMENT AND THESE OTHER MATERIALS CAREFULLY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REGISTER.COM, INC. AND THE PROPOSED TRANSACTION. INVESTORS MAY OBTAIN A FREE COPY OF THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE AS WELL AS OTHER MATERIALS FILED WITH THE SEC CONCERNING REGISTER.COM, INC., INCLUDING ITS ANNUAL, QUARTERLY AND CURRENT REPORTS, PROXY STATEMENTS AND OTHER INFORMATION, AT THE SEC'S WEBSITE AT HTTP://WWW.SEC.GOV. FREE COPIES OF REGISTER.COM, INC.'S SEC FILINGS ARE ALSO AVAILABLE ON REGISTER.COM, INC.'S WEBSITE AT HTTP://WWW.REGISTER.COM.

                        PARTICIPANTS IN THE SOLICITATION

REGISTER.COM, INC. AND ITS OFFICERS AND DIRECTORS MAY BE DEEMED, UNDER SEC RULES, TO BE PARTICIPANTS IN THE SOLICITATION OF PROXIES FROM REGISTER.COM, INC.'S STOCKHOLDERS WITH RESPECT TO THE PROPOSED TRANSACTION. INFORMATION REGARDING THE OFFICERS AND DIRECTORS OF REGISTER.COM,

INC. WILL BE AVAILABLE IN ITS PROXY STATEMENT WHEN IT BECOMES AVAILABLE. MORE DETAILED INFORMATION REGARDING THE IDENTITY OF POTENTIAL PARTICIPANTS, AND THEIR DIRECT OR INDIRECT INTERESTS, BY SECURITIES HOLDINGS OR OTHERWISE, WILL BE SET FORTH IN THE PROXY STATEMENT AND OTHER MATERIALS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION.

CONTACTS:
REGISTER.COM
Roni Jacobson
(212) 798-9100
ir@register.com

VECTOR CAPITAL
Rob Amen
(415) 293-5000